REVENUES	12 Months Ended
Dec. 31, 2023
Disclosure Of Detailed Information About Revenues [Abstract]
REVENUES [Text Block]
5. REVENUES

The majority of the Company's revenues are from the sale of precious metals contained in dor form. The Company's primary products are precious metals of silver and gold. Revenues from the sale of metal, including by-products, are recorded net of smelting and refining costs.

Revenues for the year are summarized as follows:

	Year Ended December 31,
	2023		2022
Gross revenue from payable metals:
Silver	$243,682	42%	$237,107	38%
Gold	332,703	58%	389,743	62%
Gross revenue	576,385	100%	626,850	100%
Less: smelting and refining costs	(2,584)		(2,629)
Revenues	$573,801		$624,221

As at December 31, 2023, the Company had $2.3 million of unearned revenue (December 31, 2022 - $3.4 million) that has not satisfied performance obligations.

(a) Gold Stream Agreement with Sandstorm Gold Ltd.

The Santa Elena mine is subject to a gold streaming agreement with Sandstorm Gold Ltd. ("Sandstorm"), which requires the Company to sell to Sandstorm 20% of its gold production over the life of mine from its leach pad and a designated area of its underground operations at the Santa Elena mine. The selling price to Sandstorm is the lesser of the prevailing market price or $450 per ounce, subject to 1% annual inflation. During the year ended December 31, 2023, the Company delivered 1,094 ounces (2022 - 2,433 ounces) of gold to Sandstorm at an average price of $473 per ounce (2022 - $472 per ounce).

(b) Net Smelter Royalty

The Santa Elena mine has a net smelter royalty ("NSR") agreement with Orogen Royalties Inc. that requires a 2% NSR from the production of the Ermitaño property. In addition, there is an underlying NSR royalty where Osisko Gold Royalties Ltd. retains a 2% NSR from the sale of mineral products extracted from the Ermitaño property. For the year ended December 31, 2023, the Company has incurred $8.7 million (2022 - $5.8 million) in NSR payments from the production of Ermitaño.

In 2022, the Company sold a portfolio of its existing royalty interests to Metalla Royalty and Streaming Limited ("Metalla"). The agreement requires a 100% royalty for the first 1,000 ounces of gold produced annually from the La Encantada property. For the year ended December 31, 2023, the Company has incurred $0.5 million (2022 - $nil) in NSR payments from production at La Encantada.

(c) Gold Stream Agreement with Wheaton Precious Metals Corporation

In 2018, the San Dimas mine entered into a purchase agreement with Wheaton Precious Metals International ("WPMI"), a wholly owned subsidiary of Wheaton Precious Metals Corp., which entitles WPMI to receive 25% of the gold equivalent production (based on a fixed exchange ratio of 70 silver ounces to 1 gold ounce) at San Dimas in exchange for ongoing payments equal to the lesser of $600 (subject to a 1% annual inflation adjustment) and the prevailing market price for each gold equivalent ounce delivered. Should the average gold to silver ratio over a six-month period exceed 90:1 or fall below 50:1, the fixed exchange ratio would be increased to 90:1 or decreased to 50:1, respectively. The fixed gold to silver exchange ratio as of December 31, 2023, was 70:1.

During the year ended December 31, 2023, the Company delivered 42,172 ounces (2022 - 41,841 ounces) of gold to WPMI at $628 per ounce (2022 - $623 per ounce).